UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2023

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Ashford Center North, Suite 425

Atlanta, Georgia 30338

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	WLMS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 24, 2023, Williams Industrial Services Group Inc. (the “Company”) entered into (i) the fourth amendment (the “Term Loan Amendment”) to its Term Loan, Guarantee and Security Agreement, dated December 16, 2020, by and among the Company and certain of its subsidiaries as borrowers or guarantors, EICF Agent LLC, as agent for the lenders (“EICF”), and the lenders party thereto (as amended, the “Term Loan Agreement”) and (ii) the consent and fourth amendment (the “RC Amendment”) to its Revolving Credit and Security Agreement, dated December 16, 2020, by and among the Company and certain of its subsidiaries as borrowers or guarantors, PNC Bank, National Association, as agent for the lenders (“PNC”), and the lenders party thereto (as amended, the “Revolving Credit Agreement”).

The Term Loan Amendment provides for delayed draw term loans in an aggregate principal amount of $1,500,000, which were funded at the time the Term Loan Amendment was signed, and discretionary delayed draw term loans in an aggregate principal amount of $3,500,000, which will be funded at the lenders’ discretion (together, the “Delayed Draw Term Loans”). In addition to interest being payable on the same basis as existing borrowings under the Term Loan Agreement, on the earlier to occur of the maturity date or the termination date of the Term Loan Agreement or any acceleration of the obligations under the Term Loan Agreement, additional interest equal to 50% of the aggregate amount of the Delayed Draw Term Loans borrowed will be payable. The Term Loan Amendment also includes a minimum liquidity covenant. The Delayed Draw Term Loans are conditioned upon, among other things, the Company using commercially reasonable best efforts to actively receive net cash proceeds from issuances of subordinated debt or equity of at least $500,000 on terms acceptable to EICF and the lenders under the Term Loan Agreement, continuing its publicly announced review of strategic alternatives and, subject to the exercise by the Board of Directors of the Company of its fiduciary obligations, using commercially reasonable best efforts to conduct such review in accordance with a customary indicative timeline. The Term Loan Amendment also imposes certain additional reporting obligations on the Company, including the weekly delivery of a 13-week cash flow forecast.

On February 21, 2023, Company received a $1,000,000 advance pursuant to the then-existing terms of the Term Loan Agreement. In addition to interest being payable on the same basis as existing borrowings under the Term Loan Agreement, on the earlier to occur of the maturity date or the termination date of the Term Loan Agreement or any acceleration of the obligations under the Term Loan Agreement, additional interest equal to $500,000 will be payable in respect of this $1,000,000 advance.

The RC Amendment, among other things, provides for the consent of PNC to the Term Loan Amendment and incorporates into the Revolving Credit Agreement certain of the conditions and covenants provided for in the Term Loan Amendment, including the conditions to the Delayed Draw Term Loans, the minimum liquidity covenant and the additional reporting obligations.

The Company expects to include each of the Term Loan Amendment and the RC Amendment as an exhibit to a future periodic report, to be filed with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing descriptions do not constitute a complete summary of the terms of the Term Loan Amendment or the RC Amendment and are qualified in their entirety by reference to the full text of the respective amendment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Press Release

On March 2, 2023, the Company issued a press release announcing the amendments to the credit agreements, among other things. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Liquidity Update

In providing this liquidity update, reference is made to the Company’s Current Report on Form 8-K filed with the SEC on January 11, 2023 (the “Prior Report”). This update should be read together with the Prior Report and the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022.

As previously reported, the Company’s January 9, 2023 amendments to the Term Loan Agreement and the Revolving Credit Agreement and the incurrence, as of that date, of subordinated indebtedness in the principal amount of $750,000 from Wynnefield Partners Small Cap Value, LP and Wynnefield Partners Small Cap Value, LP I (together, the “Wynnefield Funds”), provided important funding to the Company for use in the ongoing conduct of its business and were intended to alleviate the Company’s liquidity constraints to an extent sufficient to permit the Company to continue to operate while it engaged in its previously announced process to explore strategic alternatives for the Company, including a potential sale.

While continuing to operate its business in recent months, the Company is implementing various elements of its previously disclosed liquidity improvement plan, which included taking steps to address profitability of non-performing businesses, aggressively reducing operating expenses, shortening the collection cycle time on the Company’s accounts receivable, and lengthening the payment cycle time on its accounts payable.

The Company has continued to experience material intra-week liquidity pressure as it has attempted to manage the short-term negative cash flows that result from, among other things, having to fund significant weekly craft labor payrolls on large outage projects before those payrolls can be billed to the Company’s customers and collected. Although the Company has utilized the Revolving Credit Agreement to address such time period negative cash flows, contract terms restricting customer invoicing frequency, delays in customer payments, and underlying surety bonds have negatively impacted the Company’s borrowing base and the availability of funds.

The continuing liquidity pressures resulting from these developments required that the Company negotiate the February 24, 2023 amendments to the Term Loan Agreement and the Revolving Credit Agreement described in Item 1.01 of this Current Report on Form 8-K.

As previously disclosed, a variety of factors can affect the Company’s short- and long-term liquidity, the impact of which could be material, including, but not limited to: the funding of certain of the Company’s previously disclosed loss-contracts; cash required for funding ongoing operations and projects; matters relating to the Company’s contracts, including contracts billed based on milestones that may require the Company to incur significant expenditures prior to collections from its customers and others that allow for significant upfront billing at the beginning of a project, which temporarily increases liquidity in the near term; the outcome of potential contract disputes, which may be significant; payment collection issues, including those caused by economic slowdowns or other factors which can lead to credit deterioration of the Company’s customers; required payments of interest under the Term Loan Agreement and the Revolving Credit Agreement and on the Company’s operating and finance leases; pension obligations requiring annual contributions to multiemployer pension plans; insurance coverage for contracts that require the Company to indemnify third parties; and issuances of letters of credit.

The Company believes that the February 24, 2023 amendments to the Term Loan Agreement and the Revolving Credit Agreement described in Item 1.01 of this Current Report on Form 8-K will, if the discretionary Delayed Draw Term Loans under the Term Loan Agreement are advanced, provide much needed support to the Company’s ongoing operations and should permit the Company to operate while it continues to engage in its previously announced process to explore strategic alternatives to maximize value for the Company and its shareholders or other stakeholders, but additional liquidity support may be necessary. The Company has not disclosed a timetable for the conclusion of its review of strategic alternatives, nor has it made any decisions related to any further actions or possible strategic alternatives at this time. The Company does not intend to comment on the details of its review of strategic alternatives until it determines that further disclosure is appropriate or necessary.

If the Company is unable to address any potential liquidity shortfalls that may arise in the future, it will need to seek additional funding from third party sources, which may not be available on reasonable terms, if at all, and the Company’s inability to obtain this capital or execute an alternative solution to its liquidity needs could have a material adverse effect on the Company’s shareholders and creditors. Importantly, any such additional funding could only be obtained in compliance with the restrictions contained in the agreements governing the Company’s existing indebtedness. If the Company is unable to comply with its covenants under its indebtedness, or the lenders under the Term Loan Agreement do not exercise their discretion to fund the Delayed Draw Term Loans, the Company’s liquidity may be further adversely affected and could result in an event of default under such indebtedness and the potential acceleration of outstanding indebtedness thereunder and the potential foreclosure on the collateral securing such debt, and would likely cause a cross-default under the Company’s other outstanding indebtedness or obligations.

If the Company’s liquidity improvement plan and the January 9, 2023 and February 24, 2023 amendments to the Company’s Term Loan Agreement and the Revolving Credit Agreement do not have the intended effect of addressing the Company’s liquidity problems through its review of strategic alternatives, the Company will continue to consider all strategic alternatives, including restructuring or refinancing its debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code.

The Company’s continuation as a going concern is dependent upon its ability to successfully implement its liquidity improvement plan and obtain necessary debt or equity financing to address the Company’s liquidity challenges and continue operations until the Company returns to generating positive cash flow or is otherwise able to execute on a transaction pursuant to its review of strategic alternatives, including a potential sale of the Company.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s liquidity situation and the outcome of the Company’s review of strategic alternatives, including engaging in a potential sale, restructuring or refinancing its debt, seeking additional debt or equity capital, reducing or delaying its business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining relief under the U.S. Bankruptcy Code, the Company’s ability to successfully implement its liquidity improvement plan and, if necessary, to obtain additional funding on reasonable terms, or at all, the Company’s ability to obtain support from customers in dealing with its liquidity challenges, future demand for the Company’s services, the Company’s funding levels and ability to continue operations, and expectations regarding future revenues, cash flow, and other related matters. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including the Company’s ability to continue to implement its liquidity improvement plan and to continue as a going concern; the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its amended debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities; its ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth-related commitments that it makes to customers, and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future; exposure to market risks from changes in interest rates; the Company’s ability to obtain adequate surety bonding and letters of credit; the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including any expansion into new markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions (including any that may result from the Company’s review of strategic alternatives); the loss of one or more of its significant customers; its competitive position; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding; costs exceeding estimates the Company uses to set fixed-price contracts; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performance or subcontractor insolvency; potential insolvency or financial distress of third parties, including customers and suppliers; the Company’s contract backlog and related amounts to be recognized as revenue; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors, including increases in cost, disruption of supply or shortage of labor, freight, equipment or supplies, including as a result of the COVID-19 pandemic; compliance with environmental, health, safety and other related laws and regulations, including those related to climate change; limitations or modifications to indemnification regulations of the U.S.; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures; the impact of unstable market and economic conditions on our business, financial condition and stock price, including inflationary cost pressures, supply chain disruptions and constraints, labor shortages, the effects of the Ukraine-Russia conflict and ongoing impact of COVID-19, and a possible recession; our ability to meet expectations about our business, key metrics and future operating results; the impact of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including global supply chain disruptions and the potential for additional COVID-19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability; information technology vulnerabilities and cyberattacks on the Company’s networks; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti-bribery; the Company’s ability to successfully implement its new enterprise resource planning (ERP) system; the Company’s participation in multiemployer pension plans; the impact of any disruptions resulting from the expiration of collective bargaining agreements; the impact of natural disasters, which may worsen or increase due to the effects of climate change, and other severe catastrophic events (such as the ongoing COVID-19 pandemic); the impact of corporate citizenship and environmental, social and governance matters; the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards; volatility of the market price for the Company’s common stock; the Company’s ability to maintain its stock exchange listing; the effects of anti-takeover provisions in the Company’s organizational documents and Delaware law; the impact of future offerings or sales of the Company’s common stock on the market price of such stock; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results.

Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s filings with the SEC, including the “Risk Factors” section of the Annual Report on Form 10-K for its 2021 fiscal year and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. Any forward-looking statement speaks only as of the date of this Current Report on Form 8-K. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 2, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023	Williams Industrial Services Group Inc.

	By:	/s/ Charles E. Wheelock

Charles E. Wheelock
Senior Vice President, Chief Administrative Officer, General Counsel & Secretary